UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2014

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47669 Fremont Boulevard Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

(510) 979-0400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On March 7, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Ikanos Communications, Inc. (the “Company”) decided not to renew the engagement of PricewaterhouseCoopers LLP (“PwC”) and therefore has dismissed PwC as the Company’s independent registered public accounting firm, effective immediately.

The reports of PwC on the Company’s consolidated financial statements for the two most recent fiscal years, ended December 29, 2013 and December 30, 2012, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s reports included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years, ended December 29, 2013 and December 30, 2012, and through March 7, 2014, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years. Also during this time, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the above disclosures and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of PwC’s letter dated March 12, 2014 is attached as Exhibit 16.1 to this Report.

(b) On March 7, 2014, the Audit Committee approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014, effective immediately. During the fiscal years ended December 29, 2013 and December 30, 2012, and through March 7, 2014, neither the Company nor anyone on its behalf has consulted with Moss Adams with respect to any matters or events discussed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2014

IKANOS COMMUNICATIONS, INC.

By:	/S/ DENNIS BENCALA
Dennis Bencala
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 12, 2014.

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